SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 4, 2006
                                                --------------------------------


Commission      Registrant, State of Incorporation,      I.R.S. Employer
File Number     Address and Telephone Number             Identification No.
------------    ------------------------------------     -------------------
1-6468          Georgia Power Company                    58-0257110
                (A Georgia Corporation)
                241 Ralph McGill Boulevard, N.E.
                Atlanta, Georgia 30308
                (404) 506-6526


The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01.        Other Events.

Incorporation of Certain Documents by Reference

         Georgia Power Company (the "Company") plans to issue $150,000,000 principal amount of its Series 2006A Senior Insured Quarterly Notes due December 15, 2040 (the "Series 2006A Senior Notes"), which will be insured by XL Capital Assurance Inc., subject to a reinsurance agreement with its affiliate, XL Financial Assurance Ltd.

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933, as amended (the "Securities Act"), and in reliance on XL Capital Assurance Inc. and XL Financial Assurance Ltd., SEC No-Action Letter (July 23, 2002), the Company does hereby incorporate by reference the consolidated financial statements of XL Capital Assurance Inc. and XL Financial Assurance Ltd. as of December 31, 2004 and December 31, 2005 and for each of the years in the three-year period ended December 31, 2005, included in the Annual Report on Form 10-K of XL Capital Ltd (which was filed with the Securities and Exchange Commission on March 7, 2006) into (i) this Current Report on Form 8-K; (ii) the Company's Registration Statement on Form S-3 (File Nos. 333-121202, 333-121202-01, 333-121202-02, 333-121202-03 and 333-121202-04); (iii) the
preliminary prospectus supplement relating to the Series 2006A Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act; and (iv) the final prospectus supplement relating to the Series 2006A Senior Notes to be filed pursuant to Rule 424(b) under the Securities Act.

         In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for XL Capital Assurance Inc.,



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insurer of the Series 2006A Senior Notes, to such incorporation by reference and to the use of its name in each such prospectus supplement. The consent of PricewaterhouseCoopers LLP is filed herewith as Exhibit 23.1.

         Also, in connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers, independent registered public accounting firm for XL Financial Assurance Ltd., to such incorporation by reference and to the use of its name in each such prospectus supplement. The consent of PricewaterhouseCoopers is filed herewith as Exhibit 23.2.

Item 9.01.        Financial Statements and Exhibits.

         (d) Exhibits.

                  23.1     Consent of PricewaterhouseCoopers LLP.

                  23.2     Consent of PricewaterhouseCoopers.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   December 4, 2006                GEORGIA POWER COMPANY



                                        By  /s/  Wayne Boston
                                                Wayne Boston
                                            Assistant Secretary